Exhibit 21.1 DRAFTKINGS INC. LIST OF SUBSIDIARIES (as of February 14, 2025) Name of Subsidiary Country (State) Percent Ownership DraftKings Holdings Inc. United States (Nevada) 100% DK Crown Holdings Inc. United States (Delaware) 100% DK Player Reserve LLC United States (Delaware) 100% DK Security Corporation United States (Massachusetts) 100% Crown DFS Inc. United States (Delaware) 100% Crown Gaming Inc. United States (Delaware) 100% Crown PA DFS Inc. United States (Delaware) 100% Crown MS Gaming Inc. United States (Delaware) 100% Crown NJ Gaming Inc. United States (Delaware) 100% Crown NV Gaming Inc. United States (Delaware) 100% Crown NY Gaming Inc. United States (Delaware) 100% Crown PA Gaming Inc. United States (Delaware) 100% Crown WV Gaming Inc. United States (Delaware) 100% DK-FH Inc. United States (Delaware) 100% Crown Europe Malta Limited Malta 100% Crown Gaming Malta Limited Malta 100% Crown DFS Malta Limited Malta 100% DKUK Services LTD United Kingdom 100% Crown IA Gaming LLC United States (Delaware) 100% Crown MA Gaming LLC United States (Delaware) 100% Crown IN Gaming LLC United States (Delaware) 100% Crown Gaming Ireland Limited Ireland 100% Crown NH Gaming LLC United States (Delaware) 100% Crown CO Gaming LLC United States (Delaware) 100% Crown TN Gaming LLC United States (Delaware) 100% Crown IL Gaming LLC United States (Delaware) 100% Crown MI Gaming LLC United States (Delaware) 100%

Crown VA Gaming LLC United States (Delaware) 100% Crown AZ Gaming LLC United States (Delaware) 100% Crown Gaming RT LLC United States (Delaware) 100% DKDI LLC United States (Delaware) 100% SBTech (Global) Limited United States (Nevada) 100% Gaming Tech Ltd. Israel 100% SBTech Subsidiary Bulgaria (branch) Bulgaria 100% SBTech (Gibraltar) Limited Gibraltar 100% SBTech US Inc. United States (Delaware) 100% Sky Star Eight Limited United Kingdom 100% Lucrative Green Leaf Limited Ireland 100% Software Co-Work LLC Ukraine 100% Software Co-Work Cyprus Limited Cyprus 100% SBTech Malta Limited Malta 100% GUS I LLC United States (Delaware) 100% GUS II LLC United States (Delaware) 100% Crown OR Gaming LLC United States (Delaware) 100% Crown CT Gaming LLC United States (Delaware) 100% Crown WY Gaming LLC United States (Delaware) 100% Crown WA Gaming LLC United States (Delaware) 100% Crown DK CAN Ltd. Canada (Alberta) 100% Scarcity Labs Inc. Canada (Alberta) 100% Crown KS Gaming LLC United States (Delaware) 100% Crown LA Gaming LLC United States (Delaware) 100% Crown MD Gaming LLC United States (Delaware) 100% Crown ME Gaming LLC United States (Delaware) 100% Crown OK Gaming LLC United States (Delaware) 100% Crown AL Gaming LLC United States (Delaware) 100% Crown PR Gaming LLC United States (Delaware) 100% DK II Security Corporation United States (Massachusetts) 100% Crown FL Gaming LLC United States (Delaware) 100% Crown SD Gaming LLC United States (Delaware) 100%

Blue Ribbon Software Ltd. Israel 100% Blue Ribbon Holding Limited Malta 100% Blue Ribbon Software Malta Limited Malta 100% Northside Crown Gaming LLC United States (Delaware) 99% LHGN Holdco, LLC United States (Delaware) 100% Golden Nugget Online Gaming, Inc. United States (Delaware) 100% Golden Nugget Online Gaming, LLC United States (Delaware) 100% Crown OH Gaming LLC United States (Delaware) 100% Crown CA Gaming LLC United States (Delaware) 100% Crown WI Gaming LLC United States (Delaware) 100% GNOG CAN Ltd. Canada (Alberta) 100% Crown MD Online Gaming LLC United States (Delaware) 95% DK Dash LLC United States (Delaware) 100% DK Crown Media LLC United States (Delaware) 100% DK Horse LLC United States (Delaware) 100% GNOG WA LLC United States (Delaware) 100% Crown MN Gaming LLC United States (Delaware) 100% Crown NE Gaming LLC United States (Delaware) 100% Crown KY Gaming LLC United States (Delaware) 100% DK MKT LLC United States (Delaware) 100% DK Draw LLC United States (Delaware) 100% Black Throne Studios LLC United States (Delaware) 100% Crown NC Gaming LLC United States (Delaware) 100% Crown VT Gaming LLC United States (Delaware) 100% Jackpocket LLC United State (Delaware) 100% Crown DC Gaming LLC United State (Delaware) 100% Dijon Systems Limited United Kingdom 100% DK CAN Ltd. Canada (Alberta) 100% Jackpocket Interactive Gaming LLC United States (Delaware) 100% MikeZipper LLC United States (Delaware) 100% NathanHeel LLC United States (Delaware) 100% USA 10706256 Inc. United States (Nevada) 100%

Retailer Consulting Services LLC United States (Delaware) 100% Retailer Services AZ LLC United States (Delaware) 100% Retailer Services CA LLC United States (Delaware) 100% Retailer Services MA LLC United States (Delaware) 100% Retailer Services MO LLC United States (Delaware) 100% Retailer Services NM LLC United States (Delaware) 100% Retailer Services OH LLC United States (Delaware) 100% Simplebet LLC United States (Delaware) 100% Sports IQ Analytics Inc. Canada (Alberta) 100% Winners Corner AR LLC United States (Delaware) 100% Winners Corner CA LLC United States (Delaware) 100% Winners Corner CO LLC United States (Delaware) 100% Winners Corner DC LLC United States (Delaware) 100% Winners Corner FL LLC United States (Delaware) 100% Winners Corner KS LLC United States (Nevada) 100% Winners Corner Management LLC United States (Delaware) 100% Winners Corner NY LLC United States (Delaware) 100% Winners Corner OH LLC United States (Delaware) 100% Winners Corner OR LLC United States (Delaware) 100% Winners Corner PR LLC United States (Delaware) 100% Winners Corner TX LLC United States (Delaware) 100% Winners Corner MT LLC United States (Delaware) 100% Winners Corner WV LLC United States (Delaware) 100% Winners Corner ID LLC United States (Delaware) 100% Winners Corner MO LLC United States (Delaware) 100% Winners Corner NE LLC United States (Delaware) 100% Winners Corner IA LLC United States (Delaware) 100% Winners Corner MA LLC United States (Delaware) 100% Winners Corner ME LLC United States (Delaware) 100% Winners Corner AZ LLC United States (Delaware) 100% Jackpocket Gives LLC United States (Delaware) 100% Online Sports Gaming LLC United States (Delaware) 100%

Simplebet (Malta) Limited Malta 100% Simplebet Louisiana LLC United States (Louisiana) 100% Simplebet Maryland LLC United States (Maryland) 100% Simplebet Ohio LLC United States (Ohio) 100% Simplebet Illinois LLC United States (Illinois) 100% Simplebet New York LLC United States (New York) 100% Simplebet Nevada LLC United States (Nevada) 100% Simplebet Florida LLC United States (Florida) 100% In-Play Gaming Indiana Co LLC United States (Indiana) 100% In-Play Gaming Ohio Co LLC United States (Ohio) 100% Simplebet Nebraska LLC United States (Nebraska) 100% Simplebet Puerto Rico LLC Puerto Rico 100% Lottery Claims FL LLC United States (Florida) 100% Crown MO Gaming LLC United States (Delaware) 100% Crown SC Gaming LLC United States (Delaware) 100%